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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 1998
                              (December 13, 1998)



                        PHYSICIAN RELIANCE NETWORK, INC.
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             (Exact name of registrant as specified in its charter)


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                       Texas                                   0-24872                       75-2495107
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
(State or other jurisdiction of incorporation)         (Commission File Number)            (I.R.S. Employer
                                                                                           Identification No.)
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   Two Lincoln Centre, Suite 900
         5420 LBJ Freeway
          Dallas, Texas                                          75240
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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (972) 392-8700



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events.
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         Physician Reliance, L.P. ("PRLP"), a Texas limited partnership and a wholly owned subsidiary of Physician Reliance Network, Inc., a Texas corporation (the "Company"), has entered into a Second Amended and Restated Service Agreement dated December 13, 1998, to be effective November 1, 1998 (the "Agreement"), between Texas Oncology, P.A., a Texas professional association ("TOPA") and PRLP. The Agreement supersedes the Amended and Restated Service Agreement dated as of January 1, 1996 between PRLP (as assignee of the Company) and TOPA, and Amendment No. 1 thereto. Pursuant to and subject to the terms and conditions of the Agreement, PRLP will continue to perform management and administrative services and to furnish equipment and facilities to TOPA in connection with the medical practice operated by TOPA.

         The foregoing description of the contractual relationship established by the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
--------------------------------------------------------------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits:  See Exhibit Index following signature page.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PHYSICIAN RELIANCE NETWORK, INC.


Date: December 18, 1998           By: /s/ George P. McGinn, Jr.
                                     -----------------------------------
                                      George P. McGinn, Jr.
                                      Executive Vice President, General Counsel,
                                      and Secretary




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                                  EXHIBIT INDEX

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      No.      Document
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
     10.1 Second Amended and Restated Service Agreement dated December 13, 1998, between Physician Reliance, L.P. and Texas Oncology, P.A.

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